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Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Report of Acquired Sales Corp. a Nevada corporation (the “Company”) on Form 10-QSB for the period ending <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) I, Gerard M. Jacobs, Chief Executive Officer (Principal Executive Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

a.                   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard M. Jacobs

Gerard M. Jacobs, President and Chief Executive Officer

(Principal Executive Officer)

Dated August 22, 2007